Discontinued operations	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Discontinued operations

16.   Discontinued operations

Disposal of Fintur

In 2016, the Group has committed to the plan to exit from Fintur operations in relevant jurisdictions and initiated an active program to locate a buyer for its associate. In this regard, Fintur has been classified as held for sale and reported as discontinued operation starting from 1 October 2016.

Equity accounting for Fintur ceased as of 1 October 2016, and in accordance with IFRS 5, Fintur has been measured at the lower of the carrying amount and fair value less costs to sell.

The Company signed the definitive agreement on 12 December 2018 to transfer its total shareholding in Fintur to the other shareholder of Fintur, Sonera Holding B.V. (“Sonera Holding”). The transfer to Sonera Holding and the transfer of proceeds completed on 2 April 2019 subsequent to receipt of regulatory approvals on 29 March 2019. The final transaction value is realized as TL 2,229,595 (EUR 352,851). The share transfer has been completed in 2019, gain on sale of the associate, amounting to TL 772,436 has been recognized under profit from discontinued operations in the consolidated financial statements.

Reconciliation of Fintur sales for the period ended 31 December 2019 is stated as below:

31 December
2019
Consideration received or receivable:
Cash	2,229,595
Total disposal consideration	2,229,595
Carrying amount of net assets sold	(1,825,292)
Gain on sale before income tax and reclassification of foreign currency translation reserve	404,303
Reclassification of foreign currency translation reserve	368,133
Income tax expense on gain	—
Gain on sale after income tax	772,436

Subsequent to recognition of gain on sale of Fintur for the three months period ended 31 March 2019, the Company has recognized compensation expense, which has been paid on 23 July 2019 according to Kcell Share Purchase Agreement amounting to TL 59,224 (USD 10,448).